MassMutual Transitions SelectSM II Variable Annuity

Issued by Massachusetts Mutual Life Insurance Company

Massachusetts Mutual Variable Annuity Separate Account 4

B-Share Contract

Summary Prospectus for New Investors – April 29, 2024

This Summary Prospectus summarizes key features of the MassMutual Transitions SelectSM II Variable Annuity (Contract), an individual deferred variable annuity contract issued by Massachusetts Mutual Life Insurance Company (‘‘MassMutual®,’’ ‘‘Company,’’ ‘‘we,’’ ‘‘us’’). You should read this Summary Prospectus carefully, particularly the section titled Important Information You Should Consider about the Contract.

Before you invest, you should review the prospectus for the MassMutual Transitions Select II Variable Annuity, which contains more information about the Contract, including its features, benefits, and risks. You can find the prospectus and other information about the Contract online at www.MassMutual.com/Transitions-Select-II. You can also obtain this information at no cost by calling (866) 645-2362 or sending an email request to MassMutual.services@zinnia.com.

This Summary Prospectus incorporates by reference the MassMutual Transitions Select II Variable Annuity’s prospectus and Statement of Additional Information (SAI), both dated April 29, 2024, as amended or supplemented. The SAI may be obtained, free of charge, in the same manner as the prospectus.

YOU MAY CANCEL YOUR CONTRACT WITHIN 10 DAYS OF RECEIVING IT WITHOUT PAYING FEES OR PENALTIES.

In some states this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract Value. You should review the prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

Additional information about certain investment products including variable annuities, has been prepared by the Securities and Exchange Commission staff and is available at www.investor.gov.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

Purchasing a Contract	12
Surrendering Your Contract or Making Withdrawals: Accessing the Money in Your Contract	13
Additional Information about Fees	14
Appendix A – Funds Available Under the Contract	16

Glossary

Accumulation Phase. Begins on the date the Contract is issued and ends on the date the Owner applies the full Contract Value to an Annuity Option or upon Contract termination.

Annuity Phase. The period that begins on the date Annuity Payments begin and ends with the last annuity payment.

Annuitant. The person(s) on whose life Annuity Payments are based, with the exception of the non-lifetime contingent option. See “The Annuity Phase – Non-Lifetime Contingent Option – Period Certain Annuity Option.” The term Annuitant also includes the joint Annuitant, if any. The Annuitant has no rights to the Contract.

Annuity Options. Options available for Annuity Payments.

Annuity Payments. Series of payments made pursuant to the Annuity Option(s) elected.

Business Day. Every day the New York Stock Exchange (NYSE), or its successor, is open for trading. Our Business Day ends at the Close of Business.

Close of Business. The time on a Business Day when the NYSE ends regular trading, usually at 4:00 p.m. Eastern Time. However, when the NYSE closes early or closes due to any emergency or SEC order, the Close of Business will occur at the same time.

Contingent Deferred Sales Charge (CDSC). A charge that may be assessed against each Purchase Payment withdrawn from the Contract.

Contract. The MassMutual Transitions Select II Variable Annuity; an individual flexible premium deferred variable annuity contract.

Contract Anniversary. An anniversary of the Issue Date of the Contract.

Contract Value. The sum of your values in the Sub-Accounts and the DCA Fixed Account during the Accumulation Phase.

Contract Year. The first Contract Year is the annual period which begins on the Issue Date and ends on the last calendar day before the first Contract Anniversary. Subsequent Contract Years begin on subsequent Contract Anniversaries.

DCA Fixed Account. The DCA Fixed Account, which is part of the General Account, is a fixed account from which assets are systematically transferred to any Sub-Accounts you select.

Fund(s). The investment entities into which the assets of the Separate Account will be invested.

General Account. The Company’s General Investment Account, which supports the Company’s annuity and insurance obligations. The General Account’s assets include all the assets of the Company with the exception of the Separate Account and the Company’s other segregated asset accounts.

Good Order. An instruction or transaction request that we receive at our Service Center generally is considered in ‘‘Good Order’’ if:

(1)	we receive it within the time limits, if any, prescribed in this prospectus for a particular request or transaction;

(2)	it includes all information necessary for us to execute the request or transaction; and

(3)	it is signed by you or persons authorized to provide instruction to engage in the request or transaction.

A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by our Service Center of the instructions related to the request or transaction in writing (or, when permitted, by telephone or Internet) along with all forms, information and supporting legal documentation we require to effect the request or transaction. This information generally includes to the extent applicable: the completed application or instruction form; your Contract number; the transaction amount (in dollars or percentage terms); the names and allocation to and/or from the Sub-Accounts affected by the request or transaction; the signatures of all Owners; if necessary, Social Security Number or Tax Identification number; tax certification; and any other information or supporting documentation we may require including consents, certifications and guarantees. Instructions must be complete and sufficiently clear so that we do not need to exercise any discretion to follow such instructions. We will not accept instructions that require additional requirements or burdens not provided for within the Contract. With respect to Purchase Payments, Good Order also generally includes receipt by us of sufficient funds to affect the purchase. We may, in our sole discretion, determine whether any particular request or transaction is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time. If you have any questions you may contact our Service Center before submitting the form or request.

Issue Date. The date on which the Contract becomes effective. The Issue Date is included in the Contract.

Non-Business Day. Any day when the NYSE is not open for trading.

Non-Qualified Contract. Your Contract is referred to as a Non-Qualified Contract if you purchase the Contract as an individual and not under a qualified plan such as an Individual Retirement Annuity (IRA), Roth IRA, or a corporate pension and profit sharing plan.

Owner. The person(s) or entity entitled to ownership rights under the Contract. We allow multiple Owners, subject to certain restrictions (see ‘‘Ownership’’). Where we describe multiple Owners, we refer to them as Joint Owners.

Purchase Payment(s). Any amount paid to us by you or on your behalf with respect to the Contract during the Accumulation Phase, which may be decreased by the assessment of any applicable Premium Tax.

Qualified Contract. Your Contract is referred to as a Qualified Contract if it is purchased under a qualified retirement plan (qualified plan) such as an Individual Retirement Annuity (IRA), Roth IRA, or a corporate pension and profit- sharing plan (including 401(k) plans and H.R. 10 plans).

Separate Account. The account that holds the assets underlying the Contract that are not allocated to the DCA Fixed Account. The assets of the Separate Account are kept separate from the assets of the General Account and the Company’s other separate accounts.

Service Center. MassMutual, PO Box 758511, Topeka, KS 66675-8550, (866) 645-2362, (fax) (785) 286-6106, (email) MassMutual.services@zinnia.com, MassMutual.com. (Overnight mail address: MassMutual, Mail Zone 511, 5801 SW 6th Ave., Topeka, KS 66636-0001.)

Sub-Account(s). The Separate Account assets are divided into Sub-Accounts. The assets of each Sub-Account will be invested in the shares of a single Fund.

Written Request. A written communication or instruction sent by you to the Company. A Written Request must be in Good Order and must be received by the Company’s Service Center. The Company may consent to receiving requests electronically or by telephone at the Service Center.

Important Information You Should Consider About the Contract

	FEES AND EXPENSES	LOCATION IN PROSPECTUS
Charges for Early Withdrawals

If you withdraw money from your Contract within seven years following your last Purchase Payment, you may be assessed a Contingent Deferred Sales Charge (CDSC) of up to 7% of the Purchase Payment withdrawn (less a 10% free withdrawal amount), declining to 0% after the seventh year.
For example, if you purchased the Contract and withdraw the $100,000 initial Purchase Payment during the first two years after your Purchase Payment, you could be assessed a charge of up to $6,300 on the Purchase Payment withdrawn.

Charges and Deductions – Contingent Deferred Sales Charge (CDSC)
Transaction Charges

Currently, we do not assess a charge to transfer Contract Value among the Sub-Accounts during the Accumulation Phase. However, we reserve the right to charge $20 per transfer in excess of 12 in a single calendar year.

Charges and Deductions – Transfer Fee

	FEES AND EXPENSES			LOCATION IN PROSPECTUS
Ongoing Fees and Expenses (annual charges)

The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page(s) for information about the specific fees you will pay each year based on the options you have elected.

Charges and Deductions
	Annual Fee	Minimum	Maximum
	Base Contract	1.31%(1)	1.31%(1)
	Investment options (Fund fees and expenses)	0.52%(2)	1.74%(2)
	Optional benefits available for an additional charge (for a single optional benefit, if elected)	0%	0%

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract,  which could result in the assessment of  CDSCs that substantially increase costs.

	Lowest Annual Cost:	Highest Annual Cost:
	$1,604	$2,546
	Assumes: • Investment of $100,000 • 5% annual appreciation • Least expensive Fund fees and expenses • No CDSC • No additional Purchase Payments, transfers, or withdrawals	Assumes: • Investment of $100,000 • 5% annual appreciation • Most expensive Fund fees and expenses • No CDSC • No additional Purchase Payments, transfers, or withdrawals

(1)	Represents the mortality and expense risk charge and administrative charge (charged as a percentage of average account value in the Separate Account on an annualized basis) and the annual contract maintenance charge (a fixed dollar amount that may be waived for certain Contract Value amounts) collected during the Contract Year that are attributable to the Contract divided by the total average net assets that are attributable to the Contract.
(2)	As a percentage of Fund assets.

	RISKS	LOCATION IN PROSPECTUS
Risk of Loss	• You can lose money by investing in this Contract, including loss of principal.	Principal Risks of Investing in the Contract
Not a Short-Term Investment
•

This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.

•

CDSCs may apply for up to seven years following your last Purchase Payment.

•

If CDSCs apply, they will reduce the value of your Contract if you withdraw money during that time. The benefits of tax deferral also mean the Contract is more beneficial to investors with a long time horizon.

Principal Risks of Investing in the Contract
Risks Associated with Investment Options
•

An investment in this Contract is subject to the risk of poor investment performance of the Funds you choose and can vary depending upon the performance of the Funds available under the Contract.

•

Each Fund has its own unique risks.

•

You should review the prospectuses for the available Funds before making an investment decision.

Principal Risks of Investing in the Contract
Insurance Company Risks
•

Any obligations (including under any fixed account investment option), guarantees, and benefits of the Contract are subject to the claims-paying ability of MassMutual. If MassMutual experiences financial distress, it may not be able to meet its obligations to you. More information about MassMutual, including its financial strength ratings, is available at www.MassMutual.com/ratings.

Principal Risks of Investing in the Contract

	RESTRICTIONS	LOCATION IN PROSPECTUS
Investments
•

Currently, there is no charge when you transfer Contract Value among Sub-Accounts. However, we reserve the right to charge $20 per transfer in excess of 12 in a single calendar year.

•

We reserve the right to remove or substitute Funds as investment options that are available under the Contract.

•

We reserve the right to limit transfers if frequent or large transfers occur.

General Information about Massachusetts Mutual Life Insurance Company, the Separate Account and the Investment Choices - The Funds Transfers and Transfer Programs

	TAXES	LOCATION IN PROSPECTUS
Tax Implications
•

You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.

•

If you purchase the Contract through a qualified retirement plan or individual retirement annuity (IRA), you do not receive any additional tax deferral.

•

Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay an additional income tax if you take a withdrawal before age 59½. Earnings for this purpose consist of Contract Value in excess of your after-tax investment in the Contract.

Taxes

	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation
•

Your registered representative may receive compensation, in the form of commissions, for selling this Contract to you. If your registered representative is also a MassMutual insurance agent, they are also eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency (contract retention). Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans. Sales of the Contract may help these registered representatives and their supervisors qualify for such benefits.

•

This conflict of interest may influence your registered representative to offer or recommend this Contract over another investment.

Distribution
Exchanges
•

In general you should be aware that some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. Thus, in general, you should only exchange your annuity contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new annuity rather than continue to own the existing annuity.

N/A

Overview of the Contract

What is this Contract, and what is it designed to do? The MassMutual Transitions Select II Variable Annuity is designed to enable you to accumulate assets through investments in one or more of the variable investment divisions (Sub-Accounts) of the Massachusetts Mutual Variable Annuity Separate Account 4 (Separate Account) and the Fixed Account for Dollar Cost Averaging (DCA Fixed Account). The Contract can supplement your retirement income by providing a stream of income during the Annuity Phase. Before you begin receiving Annuity Payments, the Contract also provides a death benefit for your designated beneficiaries. The Contract may be appropriate if you have a long term investment horizon. It is not intended for people who need to take early or frequent withdrawals or who intend to engage in frequent trading among the Sub-Accounts of the Separate Account.

How do I accumulate assets in the Contract and receive income from the Contract? The Contract has two phases:
1) the Accumulation Phase and 2) the Annuity Phase.

A list of the Funds in which you may invest is provided at the back of this Summary Prospectus. See “Appendix A – Funds Available Under the Contract.”

Accumulation Phase

During the Accumulation Phase, subject to certain restrictions, you may apply Purchase Payments to the Contract and allocate the Purchase Payments:

∘	among the Sub-Accounts of the Separate Account, each of which invests in a mutual fund (Fund), with each Fund having its own investment strategy, investment adviser, expense ratio and returns, and

∘	the DCA Fixed Account for a scheduled term of six or 12 months. Assets allocated to the DCA Fixed Account are credited with a fixed rate of interest and are systematically transferred to Sub-Accounts that you select.

Annuity Phase

During the Annuity Phase, you may receive annuity payments under the Contract by applying your Contract Value to a payment option.

∘	Depending on the payment option you select, payments may continue for the life of one or two annuitants or for a specified period between 10 and 30 years. The payments will remain the same throughout the Annuity Phase, unless you elect either of the Joint and 2/3 Survivor Annuity Options, which reduce payments on the death of the first Annuitant.

∘	Unless you purchased your Contract through a qualified retirement plan or individual retirement annuity (IRA), you may elect to apply part of your Contract Value to an Annuity Option, so that you are participating in both the Accumulation Phase and the Annuity Phase simultaneously.

When you elect to receive Annuity Payments, the Contract Value is applied to an Annuity Option and you may no longer be able to withdraw money at will from that portion of the Contract. If you apply your full Contract Value to an Annuity Option, the Accumulation Phase will end, and the Return of Purchase Payment Death Benefit will terminate.

You may elect to apply part of the Contract Value from your Non-Qualified Contract to an Annuity Option instead of your full Contract Value. If you elect to apply a portion of your Contract Value to an Annuity Option, the amount applied will be treated as a withdrawal for purposes of calculating the Return of Purchase Payment Death Benefit. If you choose to apply part of your Contract Value to an Annuity Option, it may have adverse tax consequences.

What are the primary features and options that the MassMutual Transitions Select II Variable Annuity offers?

•	Accessing your money. During the Accumulation Phase, you may make a partial or full withdrawal of your Contract Value by submitting a partial withdrawal form or full withdrawal form acceptable to us in Good Order to our Service Center. You may also submit the requests by other means that we authorize, such as email, telephone or fax. Contact our Service Center for details.

All withdrawals are subject to the limitations described in the prospectus. Withdrawal rights during the Annuity Phase will depend on the Annuity Option selected.

•	Tax treatment. You may transfer Contract Value among Sub-Accounts without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are generally taxed only when (1) you make a partial or full withdrawal; (2) you receive an Annuity Payment under the Contract; or (3) upon payment of the death benefit.

•	Death Benefit. Your Contract includes a death benefit that will pay your designated beneficiaries the greater of (1) the Contract Value, as determined as of the Close of Business on the Business Day on which we receive both due proof of death and an election of the payment method in Good Order at our Service Center, or (2) the total Purchase Payments reduced by an adjustment for any withdrawals.

Once the Annuity Phase commences, payments upon death may be available to Beneficiaries depending upon the Annuity Option elected.

•	Additional Benefits and Services. We make certain additional services available under the Contract at no additional charge:

The Separate Account Dollar Cost Averaging Program allows you to transfer a set amount from a Sub-Account to any other Sub-Account on a regular schedule. The Automatic Rebalancing Program automatically rebalances your Contract Value among your selected Sub-Accounts in order to restore your allocation to the original level. You may participate only in one Program at a time, and you may not participate in either Program if any Contract Value is allocated to the DCA Fixed Account.

The Systematic Withdrawal Program allows you to set up automatic periodic withdrawals from your Contract Value. We will take any withdrawal under this program proportionally from your Contract Value in your selected investment choices.

The Terminal Illness Withdrawal Benefit allows you to withdraw all or a portion of your Contract Value without incurring a Contingent Deferred Sales Charge (CDSC) if we receive a Written Request in Good Order that certain conditions are met.

The Nursing Home and Hospital Withdrawal Benefit allows you to withdraw all or a portion of your Contract Value without incurring a CDSC if we receive a Written Request in Good Order that you (or the Annuitant, if the Owner of the Contract is not a natural person) have been admitted to a licensed nursing care facility or an accredited hospital and certain other conditions are satisfied. See the prospectus for a full explanation of the required conditions.

The Terminal Illness Withdrawal Benefit and the Nursing Home and Hospital Withdrawal Benefit are not available in all states.

Benefits Available Under the Contract

The following table summarizes information about the benefits available under the Contract.

Benefit	Purpose	Benefit is Standard or Optional	Fee	Restrictions/Limitations
Death Benefit

Upon your death, we will pay
your designated beneficiaries
the greater of (1) the Contract
Value determined on the
Business Day we receive due proof of death and an
election of the payment
method in Good Order at our
Service Center; or (2) an
amount based on your
Purchase Payments adjusted
for withdrawals

		Standard	None
•

This benefit terminates upon full surrender of the Contract or full annuitization of the Contract Value.

•

Withdrawals reduce the death benefit
amount in direct proportion to the
Contract Value reduction.
Since withdrawals result in a pro-rata
adjustment to the death benefit
amount, the death benefit amount
may be reduced by more than the
actual dollar amount of the
withdrawals.

Automatic Rebalancing Program	Automatically rebalances the Sub-Accounts you select to maintain your original percentage allocation of Contract Value	Optional	None	• Cannot use if the DCA Fixed Account or Separate Account Dollar Cost Averaging Program are in effect.
DCA Fixed Account	Automatically transfers a specific amount of Contract Value from the DCA Fixed Account to the Sub-Accounts you have selected, at set intervals over a period of either six or twelve months	Optional	None
•

Cannot use if the Automatic Rebalancing Program, Separate Account Dollar Cost Averaging Program or AIP are in effect.

•

Must apply a Purchase Payment of at
least $5,000 to a DCA Term.

•

You cannot transfer current Contract Value into the DCA Fixed Account.

•

No unscheduled transfers may be made from the DCA Fixed Account.

Separate Account Dollar Cost Averaging Program	Automatically transfers a specific amount of Contract Value from a single Sub-Account to other Sub-Accounts you have selected, at set intervals	Optional	None	• Cannot use if the Automatic Rebalancing Program, DCA Fixed Account or AIP are in effect.
Systematic Withdrawal Program	Automatically withdraws a specific amount of Contract Value proportionally from all Sub-Accounts you have selected	Optional	None	• In order to participate in this program: (1) there must be at least $5,000 in Contract Value, and (2) the minimum withdrawal amount must be $100.

Benefit	Purpose	Benefit is Standard or Optional	Fee	Restrictions/Limitations
Terminal Illness Withdrawal Benefit	Allows withdrawal of some or all Contract Value without incurring a CDSC if diagnosed with a terminal illness or terminal condition	Optional	None
•

You cannot be diagnosed with the
terminal illness or the terminal
condition or both as of the Issue
Date.

•

Each withdrawal request must be
made one year or more after the
Issue Date.

•

We require proof that you are
terminally ill, including, but not
limited to, certification by a state
licensed medical practitioner.

•

May not be available in all states.

Nursing Home and Hospital Withdrawal Benefit	Allows withdrawal of some or all Contract Value without incurring a CDSC if admitted to a licensed nursing care facility or accredited hospital	Optional	None
•

Confinement must begin after the
Issue Date.

•

Each withdrawal request must be
made one year or more after the
Issue Date.

•

Each withdrawal request must be
made within 120 calendar days after
services provided.

•

Confinement must be for at least 90
consecutive calendar days and must be prescribed by a state licensed medical practitioner.

•

Cannot use with Systematic
Withdrawal Program.

•

May not be available in all states.

Purchasing a Contract

How do I purchase a MassMutual Transitions Select II Variable Annuity? To purchase a Contract, you must submit your initial Purchase Payment to your registered representative or to us at our Service Center. The date when we credit your initial Purchase Payment to your Contract is the Issue Date. We will send you a copy of your Contract and a statement confirming your investment(s).

How much can I contribute and how are my contributions invested? Your Purchase Payment will be invested in the investment options that you select.

	Non-Qualified Contracts (Contracts purchased using after-tax dollars)	Qualified Contracts (Contracts purchased using pre-tax dollars)
Minimum Initial Premium	$ 10,000	$ 5,000
Minimum Subsequent Premiums	$ 500	$ 500
Maximum Total Premiums	$ 1,500,000	$ 1,500,000

We have the right to reject any Purchase Payment. Additional Purchase Payments of less than $500 are subject to our approval. Total Purchase Payments more than $1,500,000 require home office approval.

After your initial Purchase Payment, you are allowed to make subsequent Purchase Payments, but you are not generally required to make any additional Purchase Payments under your Contract.

When will any Purchase Payment that I make be credited to my account?

•	Initial Purchase Payment: Your registered representative must determine that the Contract is suitable for you and forward your Purchase Payment and information to us. If your information and Purchase Payment are complete when we receive it at our Service Center, or once it becomes complete, we will credit your Purchase Payment to your Contract within two Business Days. If your information is not complete, we may delay issuing your Contract and crediting your Purchase Payment while we obtain the missing information. If we do not have the necessary information to issue your Contract within five Business Days, we will either return your Purchase Payment or ask your permission to retain your Purchase Payment until we receive all necessary information.

•	Additional Purchase Payments: Any additional Purchase Payment that we receive at one of our Purchase Payment processing service centers on a Business Day before the Close of Business will be credited to your Contract on the same Business Day. If we receive your Additional Purchase Payment on a Non-Business Day or after the Close of Business, we will credit your Purchase Payment to the Contract on the next Business Day. See the prospectus for additional requirements.

Surrendering Your Contract or Making Withdrawals: Accessing the Money in Your Contract

Can I access the money in my Contract during the Accumulation Phase? You can access the money in your Contract by making a withdrawal, which will reduce the value of your Contract and the amount of the death benefit payable to your designated beneficiaries. You may withdraw all or a portion of your Contract Value (minus applicable charges). Unless you have applied a portion of your Contract Value to an Annuity Option, withdrawing the full amount of your Contract Value will terminate your Contract.

Can I access the money in my Contract during the Annuity Phase? You will receive Annuity Payments under the Annuity Option that you select. You generally may not take any other withdrawals.

Are there any limitations associated with taking money out of my Contract during the Accumulation Phase? Yes, the limitations are as follows:

Limitations on withdrawal amounts
•

The minimum withdrawal amount is the lesser of $100 or your entire Contract Value in a Sub-Account, if less. We reserve the right to increase the minimum withdrawal amount to $500.

•

At least $2,000 in Contract Value must remain following a partial withdrawal, except for certain withdrawals taken under a Systematic Withdrawal Program. See the prospectus for additional details.

CDSCs and taxes	• We may impose a CDSC and there may be tax implications when you take a withdrawal.
Negative impact of withdrawal on other benefits and guarantees of your Contract	• A partial withdrawal will reduce the amount of the death benefit payable to your designated beneficiaries during the Accumulation Phase.
Internal Revenue Code or Retirement Plan Restrictions	• Depending on the circumstances, the Internal Revenue Code or your retirement plan may restrict your ability to take withdrawals.

What is the process to request a withdrawal of money from my Contract? You may make a Written Request by submitting a partial withdrawal or full withdrawal form to our Service Center. If your withdrawal involves an exchange or transfer of assets to another financial institution, we also require a letter of acceptance from the financial institution. You also may request a withdrawal by other means that we authorize, such as email, telephone, or fax. Contact our Service Center for details.

A withdrawal is effective on the Business Day we receive in Good Order at our Service Center; 1) a partial withdrawal form or full withdrawal form acceptable to us; and 2) a letter of acceptance, if applicable. If we receive these documents on a Non-Business Day or after the Close of Business, the withdrawal will be effective the next Business Day. Withdrawals requested by email, telephone or fax are effective on the Business Day we receive the request in Good Order. If we receive the request after Close of Business, the withdrawal will be effective the next Business Day. We will pay any withdrawal amount within seven calendar days.

Additional Information about Fees

The following tables describe the fees and expenses you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page(s) for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract Value between investment options. State Premium Taxes may also be deducted.

Annual Transaction Expenses	Maximum	Current
Contingent Deferred Sales Charge (CDSC)(1)	7%	7%
(1)	The CDSC percentage charged is based on the number of full years from when the purchase payment is applied to the Contract to the date it is withdrawn.
See ‘‘Charges and Deductions – Contingent Deferred Sales Charge’’ in the prospectus for more information.

Transfer Fee During the Accumulation Phase	$20 per transfer for each additional transfer in excess of the 12 free transfers per calendar year	$ 0

The next table describes fees and expenses you will pay each year during the time you own the Contract, not including underlying Fund fees and expenses.  If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Contract Expenses	Maximum	Current
Administrative Expenses(1)	$40 per Contract Year	$40 per Contract Year
Base Contract Expenses (as a percentage of average account value)	1.30%(2)	1.30%(2)
(1)	This represents the annual contract maintenance charge. Currently, we waive this charge if, when we are to make the deduction, your Contract Value is $100,000 or more. We assess the charge on each Contract Anniversary and when you make a full withdrawal. For Contracts issued in New York, the charge is deducted on a pro-rated basis for full withdrawals.
(2)	The Base Contract Expenses represent the sum of the mortality and expense risk charge and the administrative charge. The current and maximum mortality and expense risk charge is 1.15% annually and the current and maximum administrative charge is 0.15% annually. These charges are a percentage of average account value in the Separate Account on an annualized basis.

Annual Fund Operating Expenses

The next item shows the minimum and maximum operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. A complete list of Funds available under the Contract, including their annual expenses, may be found in Appendix A.

Charge	Minimum	Maximum
Range of annual Fund operating expenses (including management fees, distribution and/or service (12b-1) fees and other expenses)(1)	0.52%	1.74%
(1)	The Fund expenses used to prepare this table were provided to us by the Funds. We have not independently verified such information provided to us by Funds that are not affiliated with us.

Examples

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, base Contract expenses, and Fund operating expenses.

These examples assume that you invest $100,000 in the Contract for the time periods indicated. The examples also assume that your investment has a 5% return each year and that you selected one of two Sub-Accounts – the one that invests in the Fund with the maximum operating expenses or the one that invests in the Fund with the minimum operating expenses. Although your actual costs may be higher or lower based on these assumptions, your costs would be:

	Current Expenses				Maximum Expenses
Years	1	3	5	10	1	3	5	10
If you withdraw all of your Contract Value at the end of each year shown
Maximum Fund operating expenses	$9,340	$15,600	$20,308	$33,226	$9,340	$15,600	$20,308	$33,226
Minimum Fund operating expenses	$8,120	$11,935	$14,197	$21,038	$8,120	$11,935	$14,197	$21,038
If you do not withdraw any of your Contract Value at the end of each year shown
Maximum Fund operating expenses	$3,040	$9,300	$15,808	$33,226	$3,040	$ 9,300	$15,808	$33,226
Minimum Fund operating expenses	$1,820	$5,635	$9,697	$21,038	$1,820	$ 5,635	$ 9,697	$21,038
If you decide to begin the Annuity Phase at the end of each year shown
Maximum Fund operating expenses	N/A	N/A	$15,808	$33,226	N/A	N/A	$15,808	$33,226
Minimum Fund operating expenses	N/A	N/A	$9,697	$21,038	N/A	N/A	$9,697	$21,038

We estimate that the annual contract maintenance charge under the current expenses and maximum expenses would be $0 or, as percentage, 0.00%.

The examples should not be considered a representation of past or future expenses. Your actual expenses may be higher or lower than those shown in the examples. The assumed 5% annual rate of return is purely hypothetical. Actual returns may be greater or less than the assumed hypothetical return.

Appendix A

Funds Available Under the Contract

The following is a list of Funds currently available under the Contract. The list of Funds is subject to change, as discussed in the prospectus for the Contract. Before you invest, you should review the prospectuses for the Funds. These prospectuses contain more information about the Funds and their risks and may be amended from time to time. You can find the prospectuses and other information about the Funds online at www.MassMutual.com/Transitions-Select-II. You can also request this information at no cost by calling (866) 645-2362 or sending an email request to MassMutual.services@zinnia.com.

The current expenses and performance information below reflects fees and expenses of the Funds, but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Asset Allocation	MML Aggressive Allocation Fund (Service Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	1.22%	17.97%	10.00%	7.05%
Asset Allocation	MML American Funds Core Allocation Fund (Service Class I)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	1.00%	14.37%	7.94%	6.44%
Asset Allocation	MML Balanced Allocation Fund (Service Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	1.10%	12.26%	6.20%	4.69%
Asset Allocation	MML Conservative Allocation Fund (Service Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	1.07%	11.32%	5.28%	4.11%
Asset Allocation	MML Growth Allocation Fund (Service Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	1.15%	15.83%	8.70%	6.23%
Asset Allocation	MML Moderate Allocation Fund (Service Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	1.11%	13.62%	7.02%	5.24%
Money Market	MML U.S. Government Money Market Fund (Initial Class)(2) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.52%	4.64%	1.54%	0.95%
Fixed Income	Invesco V.I. Global Strategic Income Fund (Series II) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	1.17% (*)	8.60%	1.04%	1.25%
Fixed Income	MML Dynamic Bond Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Advisers: Western Asset Management Company, LLC and Western Asset Management Company Limited	0.82% (*)	7.79%	0.72%	—
Fixed Income	MML High Yield Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	1.21% (*)	12.82%	4.78%	4.26%

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Fixed Income	MML Inflation-Protected and Income Fund (Service Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.86% (*)	5.05%	2.91%	2.22%
Fixed Income	MML Managed Bond Fund (Service Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.70%	6.43%	1.32%	1.78%
Fixed Income	MML Short-Duration Bond Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.83%	6.70%	1.06%	1.32%
Fixed Income	MML Total Return Bond Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: Metropolitan West Asset Management, LLC	0.88%	5.20%	0.79%	1.29%
Balanced	MML Blend Fund (Service Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: BlackRock Investment Management, LLC	0.75%	17.32%	8.83%	7.29%
Large Cap Value	MML Equity Fund (Service Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Brandywine Global Investment Management, LLC	0.69%	9.05%	11.71%	8.07%
Large Cap Value	MML Equity Income Fund (Service Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.	1.04%	9.28%	10.92%	7.58%
Large Cap Value	MML Fundamental Value Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: Boston Partners Global Investors, Inc.	1.05%	13.41%	11.86%	8.13%
Large Cap Value	MML Income & Growth Fund (Service Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barrow, Hanley, Mewhinney & Strauss, LLC	0.96%	8.98%	11.73%	8.52%
Large Cap Blend

Fidelity® VIP Contrafund® Portfolio (Service Class 2)
Adviser: Fidelity Management & Research Company LLC
Sub-Advisers: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited

		0.81%	33.12%	16.36%	11.33%
Large Cap Blend	Invesco V.I. Main Street Fund® (Series II) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	1.05% (*)	22.83%	13.28%	9.74%
Large Cap Blend	MML Focused Equity Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company LLP	1.12%	9.69%	13.14%	10.55%
Large Cap Blend	MML Fundamental Equity Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	1.06%	22.76%	14.68%	11.94%
Large Cap Blend	MML Sustainable Equity Fund (Service Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: American Century Investment Management, Inc.	0.81%	24.20%	14.44%	10.69%
Large Cap Growth	MML American Funds Growth Fund (Service Class I)(3)(4) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	1.02%	37.96%	18.17%	13.87%

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Large Cap Growth	MML Blue Chip Growth Fund (Service Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.	1.03%	49.09%	12.64%	11.76%
Large Cap Growth	MML Large Cap Growth Fund (Service Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Loomis, Sayles & Company, L.P.	0.94%	51.37%	17.47%	12.70%
Small/Mid-Cap Value	MML Mid Cap Value Fund (Service Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: American Century Investment Management, Inc.	1.14%	5.70%	10.84%	8.56%
Small/Mid-Cap Value	MML Small Company Value Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: American Century Investment Management, Inc.	1.24% (*)	15.92%	10.94%	7.35%
Small/Mid-Cap Value	MML Small/Mid Cap Value Fund (Service Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: AllianceBernstein L.P.	1.07%	16.89%	10.79%	7.48%
Small/Mid-Cap Blend	MML Small Cap Equity Fund (Service Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	0.98%	17.52%	12.89%	8.81%
Small/Mid-Cap Growth	Invesco V.I. Discovery Mid Cap Growth Fund (Series II) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	1.12%	12.85%	12.47%	9.51%
Small/Mid-Cap Growth	MML Mid Cap Growth Fund (Service Class) Adviser: MML Investment Advisers, LLC Sub-Advisers: T. Rowe Price Associates, Inc. and Wellington Management Company LLP	1.07%	22.34%	11.12%	10.13%
Small/Mid-Cap Growth	MML Small Cap Growth Equity Fund (Service Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company LLP	1.33% (*)	16.55%	11.63%	8.53%
International/Global	Invesco Oppenheimer V.I. International Growth Fund (Series II) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	1.25% (*)	20.64%	8.43%	3.57%
International/Global	Invesco V.I. Global Fund (Series II) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	1.07%	34.45%	12.02%	8.20%
International/Global	MML Foreign Fund (Service Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Thompson, Siegel and Walmsley LLC	1.20%	15.97%	5.83%	1.97%
International/Global	MML Global Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: Massachusetts Financial Services Company	1.08%	14.08%	10.18%	7.09%
International/Global	MML International Equity Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Advisers: Massachusetts Financial Services Company and Harris Associates L.P.	1.20% (*)	18.27%	7.84%	—
International/Global	MML Strategic Emerging Markets Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	1.50% (*)	10.40%	1.68%	0.87%

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Specialty(5)

Macquarie VIP Asset Strategy Series (Service Class)(6)
Adviser: Delaware Management Company
Sub-Advisers: Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Global Limited

		0.85% (*)	13.94%	8.27%	3.48%
Specialty(5)	MML Managed Volatility Fund (Service Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Gateway Investment Advisers, LLC	1.31%	12.59%	5.47%	4.10%
(*)	These Funds and their investment advisers have entered into contractual fee waivers or expense reimbursements. These temporary fee reductions are reflected in their current expenses. Those contractual arrangements are designed to reduce the Fund’s total current expenses for Owners and will continue past the current year.
(1)	These are fund-of-funds investment choices. They are known as fund-of-funds because they invest in other underlying funds. A fund offered in a fund-of-funds structure may have higher expenses than a direct investment in its underlying funds because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests.
(2)	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The yield of this Fund may become very low during periods of low interest rates. After deduction of Separate Account charges, the yield in the division that invests in this Fund could be negative.
(3)	The Fund is a “feeder” fund, meaning that it does not buy investment securities directly, but instead invests in shares of a corresponding “master” fund, which in turn purchases investment securities. A fund offered in a master feeder structure may have higher expenses than those of a fund which invests directly in securities because the “feeder” fund bears its own expenses in addition to those of the “master” fund. You should read the Fund prospectuses for more information about this “feeder” fund.
(4)	The MML American Funds Growth Fund invests all of its assets in the Class 1 shares of the American Funds Insurance Series® – Growth Fund. However, this Fund is not available directly as investment choices under your MassMutual variable product. You should read the prospectus along with the prospectus for the MML American Funds Growth Fund.
(5)	Specialty funds are an all-encompassing category that consists of funds that forgo broad diversification to concentrate on a certain segment of the economy or a specific targeted strategy. For example, sector funds are targeted strategy funds aimed at specific sectors of the economy, such as financial, technology, healthcare, and so on. Sector funds can, therefore, be more volatile than a more diversified equity fund since the stocks in a given sector tend to be highly correlated with each other.
(6)	Macquarie VIP Asset Strategy Series formerly known as Delaware Ivy VIP Asset Strategy.

This Summary Prospectus incorporates by reference the MassMutual Transitions Select II Contract’s statutory prospectus and Statement of Additional Information (SAI), both dated April 29, 2024, as amended or supplemented. The  SAI includes additional information about the Massachusetts Mutual Variable Annuity Separate Account. The SAI may be obtained, free of charge, upon request. You may request a copy of the SAI by phone or by email as described on the Front Cover Page of this Summary Prospectus.

EDGAR Contract Identifier: C000156212